TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund (the “Fund”)

Supplement dated March 27, 2014 to the Prospectus (the “Prospectus”)
dated February 28, 2014

The following paragraph replaces the 4th paragraph under the sub-section entitled “Fund Management — Investment Manager”:

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.43% of average daily net assets with respect to the Institutional Class, and 0.68% of average daily net assets with respect to the Advisor Class (in each case, an “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by such Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. Neither the Advisor Class nor the Institutional Class of the Fund shall repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

The following paragraph replaces the paragraph under “Disclosure of Portfolio Holdings” in the section of the Prospectus entitled “Shareholder Information”:

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. The Fund’s complete portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website the Fund’s quarter-end top ten holdings, generally also with a 30 day-lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

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